UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2004

                           --------------------------



                             Sypris Solutions, Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                    0-24020                 61-1321992
----------------------------        -----------            ------------------
(State or Other Jurisdiction        (Commission            (I.R.S. Employer
     of Incorporation)              File Number)           Identification No.)

   101 Bullitt Lane, Suite 450
       Louisville, Kentucky                                           40222
      (Address of Principal                                        (Zip Code)
        Executive Offices)

       Registrant's telephone number, including area code: (502) 329-2000




================================================================================

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits


         99  Registrant's press release dated June 30, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

         The Registrant's press release dated June 30, 2004, reporting lower earnings forecast for the second quarter and full year 2004, is attached as
Exhibit 99 to this Form 8-K, and is furnished to the U.S. Securities and Exchange Commission pursuant to Regulation FD.

                                   SIGNATURES




      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 30, 2004                    Sypris Solutions, Inc.

                                         By:  /s/ David D. Johnson
                                         ------------------------------
                                                  David D. Johnson
                                                  Vice President and
                                                  Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit
Number                    Description
-------                   -----------
  99      Registrant's press release dated June 30, 2004